As filed with the Securities and Exchange Commission on April 23, 2003

Securities Act File No. 333-15265

Investment Company Act File No. 811-7899

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 9	☒

(Check appropriate box or boxes)

Merrill Lynch Index Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code) (609) 282-2800

TERRY K. GLENN

800 Scudders Mill Road,

Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering:    As soon as practicable after the effective date of the Registration Statement.

Copies to:

Counsel for the Fund: Joel H. Goldberg, Esq. SHEARMAN & STERLING 599 Lexington Avenue New York, New York 10022	Andrew J. Donohue, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective:

☒  immediately upon filing pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Quantitative Master Series Trust has also executed this Registration Statement.

www.mlim.ml.com

Prospectus

April 23, 2003

Merrill Lynch Index Funds, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE

KEY FACTS
Merrill Lynch Index Funds at a Glance	3

Risk/Return Bar Charts	9

Fees and Expenses	13

DETAILS ABOUT THE FUNDS
How the Funds Invest	16

Investment Risks	22

YOUR ACCOUNT
How to Buy, Sell and Transfer Shares	31

Participation in Fee-Based Programs	36

MANAGEMENT OF THE FUNDS
Fund Asset Management	39

Financial Highlights	42

FOR MORE INFORMATION
Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH INDEX FUNDS, INC.

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Bonds — debt obligations issued by corporations, governments and other issuers.

MERRILL LYNCH INDEX FUNDS AT A GLANCE

What is each Fund’s investment objective?

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies in a wide range of businesses.

Aggregate Bond Index Fund

The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is a market-weighted index composed primarily of dollar-denominated investment grade bonds of different types.

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger-capitalization companies in these markets.

The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

MERRILL LYNCH INDEX FUNDS, INC.	3

What are each Fund’s main investment strategies?

All Funds

Each Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund’s index. Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the applicable index. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Each Fund invests all of its assets in a series (the “Series”) of Quantitative Master Series Trust that has the same objective as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Series in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the underlying Series in which a Fund invests.

S&P 500 Index Fund

The S&P 500 Index Fund will invest in the common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500 or, in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole.

Small Cap Index Fund

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

4	MERRILL LYNCH INDEX FUNDS, INC.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Aggregate Bond Index Fund

The Aggregate Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks on the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others.

International Index Fund

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of each Fund’s investments—and therefore the value of a Fund’s shares—may fluctuate. Changes in the value of the S&P 500 Index Fund’s, Small Cap Index Fund’s and International Index Fund’s equity investments may occur because a particular stock market is rising or falling or as the result of specific factors that affect the value of particular investments. Changes in the value of the Aggregate Bond Index Fund’s investments may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. If the value of a Fund’s investments goes down, you may lose money.

Each Fund may invest in foreign securities to the extent foreign securities are represented in the index tracked by that Fund. Currently, the International Index Fund will invest primarily in foreign securities and the Aggregate Bond Index Fund will invest a portion of its assets in foreign securities. The

MERRILL LYNCH INDEX FUNDS, INC.	5

Volatility — the amount and frequency of changes in a security’s value.

Aggregate Bond Index Fund will invest only in dollar-denominated foreign securities, while the International Index Fund will invest principally in securities denominated in foreign currencies. The International Index Fund’s and Aggregate Bond Index Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the International Index Fund will invest are subject to significant changes in value due to exchange rate fluctuations.

The Funds are also subject to selection risk, which is the risk that a Fund’s investments, which may not fully replicate the index, may underperform the securities in the index. Each Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Funds will generally not attempt to hedge against adverse market movements. Therefore, a Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while a Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

The Aggregate Bond Index Fund’s bond investments are subject to interest rate and credit risk.

The Aggregate Bond Index Fund is also subject to the risks associated with investing in mortgage-backed securities, such as prepayment risk and extension risk. Prepayment risk is the risk that when interest rates fall, borrowers may refinance or otherwise repay principal on their mortgage earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. Extension risk is the risk that when interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall.

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By investing in securities of a smaller number of issuers, a Fund is more exposed to the risks associated with and developments affecting each investment, which may have a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful, although it may help a Fund’s performance when its investments are successful.

6	MERRILL LYNCH INDEX FUNDS, INC.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program.

The S&P 500 Index Fund may be an appropriate investment for you if you:

•	Want to invest in large U.S. companies

•	Are investing with long term goals

•	In seeking to match the performance of the S&P 500, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Small Cap Index Fund may be an appropriate investment for you if you:

•	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies

•	Are investing with long term goals

•	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

The Aggregate Bond Index Fund may be an appropriate investment for you if you:

•	In seeking to match the performance of the Aggregate Bond Index, are willing to accept a lower potential for capital appreciation

•	Are looking for an investment that provides income

MERRILL LYNCH INDEX FUNDS, INC.	7

The International Index Fund may be an appropriate investment for you if you:

•	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing

•	Are investing with long term goals

•	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline

•	Are not looking for a significant amount of current income

8	MERRILL LYNCH INDEX FUNDS, INC.

RISK/RETURN BAR CHART

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for Class I shares for each completed calendar year since the Fund’s inception. The tables compare the average annual total return for each class of a Fund’s shares for the periods shown with those of the Fund’s benchmark index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Merrill Lynch

S&P 500 Index Fund – Class I

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 21.37% (quarter ended December 31, 1998) and the lowest return for a quarter was -17.32% (quarter ended December 31, 2002).

After-tax returns are shown only for Class I shares and will vary for Class A shares. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2002)	One Year	Five Years	Life of Fund†

Merrill Lynch S&P 500 Index Fund Class A#
Return Before Taxes*	-22.62%	-1.21%	3.64%

Merrill Lynch S&P 500 Index Fund Class I#
Return Before Taxes*	-22.51%	-0.98%	3.89%
Return After Taxes on Distributions*	-22.92%	-1.64%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares*	-13.82%	-0.93%	2.89%

S&P 500 Index **	-22.10%	-0.59%	3.12%	††

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees.
**	The S&P 500® is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 3, 1997.
††	Since April 30, 1997.

MERRILL LYNCH INDEX FUNDS, INC.	9

Merrill Lynch

Small Cap Index Fund – Class I

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 20.85% (quarter ended December 31, 2001) and the lowest return for a quarter was -21.36% (quarter ended September 30, 2002).

After-tax returns are shown only for Class I shares and will vary for Class A shares. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2002)	One Year	Five Years	Life of Fund†

Merrill Lynch Small Cap Index Fund Class A#
Return Before Taxes*	-20.75%	-1.81%	2.59%

Merrill Lynch Small Cap Index Fund Class I#
Return Before Taxes*	-20.61%	-1.58%	2.83%
Return After Taxes on Distributions*	-20.90%	-3.42%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares*	-12.65%	-1.81%	1.68%

Russell 2000 Index **	-20.48%	-1.36%	3.30%††

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees.
**	This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 9, 1997.
††	Since April 30, 1997.

10	MERRILL LYNCH INDEX FUNDS, INC.

Merrill Lynch

Aggregate Bond Index Fund – Class I

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 4.56% (quarter ended September 30, 2001) and the lowest return for a quarter was -1.12% (quarter ended June 30, 1999).

After-tax returns are shown only for Class I shares and will vary for Class A shares. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2002)	One Year	Five Years	Life of Fund†

Merrill Lynch Aggregate Bond Index Fund Class A#
Return Before Taxes*	9.61%	6.94%	7.67%

Merrill Lynch Aggregate Bond Index Fund Class I#
Return Before Taxes*	9.78%	7.19%	7.92%
Return After Taxes on Distributions*	7.63%	4.72%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares*	5.94%	4.51%	5.09%

Lehman Brothers Aggregate Bond Index **	10.25%	7.55%	8.20%	††

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees.
**	This unmanaged market-weighted index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 3, 1997.
††	Since April 30, 1997.

MERRILL LYNCH INDEX FUNDS, INC.	11

Merrill Lynch

International Index Fund – Class I

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 20.84% (quarter ended December 31, 1998) and the lowest return for a quarter was -20.09% (quarter ended September 30, 2002).

After-tax returns are shown only for Class I shares and will vary for Class A shares. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2002)	One Year	Five Years	Life of Fund†

Merrill Lynch International Index Fund Class A#
Return Before Taxes*	-16.21%	-2.74%	-1.04%

Merrill Lynch International Index Fund Class I#
Return Before Taxes*	-16.06%	-2.51%	-0.80%
Return After Taxes on Distributions*	-16.61%	-4.06%	-2.34%
Return After Taxes on Distributions and Sale of Fund Shares*	-9.71%	-2.18%	-0.87%

MSCI EAFE Capitalization Weighted Index**	-15.94%	-2.89%	-2.07%††

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees.
**	This unmanaged capitalization-weighted index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is April 9, 1997.
††	Since April 30, 1997.

12	MERRILL LYNCH INDEX FUNDS, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Fund.

FEES AND EXPENSES

Each Fund offers two different classes of shares, Class A and Class I shares. Although your money will be invested the same way no matter which class of shares you buy, Class A shares pay an ongoing account maintenance fee while Class I shares do not. Not everyone is eligible to buy Class I shares. Your Merrill Lynch Financial Advisor or other financial intermediary can help you determine whether you are eligible to buy Class I shares. See “Your Account — How to Buy, Sell and Transfer Shares” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of each Fund. Future expenses may be greater or less than those indicated below.

Class A* Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)(g)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(d)	0.25%	0.25%	0.25%	0.25%

Other Expenses (including transfer agency fees)(e)	0.11%	0.34%	0.16%	0.32%

Administrative Fees(f)(g)	0.245%	0.29%	0.19%	0.34%

Total Annual Fund Operating Expenses(g)	0.61%	0.89%	0.61%	0.92%

(footnotes on next page)

MERRILL LYNCH INDEX FUNDS, INC.	13

Class I* Shares

Shareholder Fees (fees paid directly from your investment)(a):	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)(g)	0.005%	0.01%	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(d)	None	None	None	None

Other Expenses (including transfer agency fees)(e)	0.11%	0.34%	0.16%	0.32%

Administrative Fees(f)(g)	0.245%	0.29%	0.19%	0.34%

Total Annual Fund Operating Expenses(g)	0.36%	0.64%	0.36%	0.67%

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell and Transfer Shares.”
(b)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series it invests in.
(c)	Paid by the Series. The Investment Adviser has entered into a contractual arrangement that provides that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specified amounts. Absent these contractual arrangements, the Investment Adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive management fees as a percentage of average daily net assets of each such Series of 0.05%, 0.08%, and 0.06%, respectively. This arrangement has a one year term and is renewable. The Investment Adviser has not yet entered into a similar arrangement with the Series in which the International Index Fund invests.
(d)	The Funds call the Service Fee an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund Materials.
(e)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliate also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(f)	Paid by the Funds.
(g)	In addition to the contractual arrangements described above, the Investment Adviser has agreed to voluntarily waive management/administrative fees and/or reimburse expenses of each Fund

14	MERRILL LYNCH INDEX FUNDS, INC.

(Footnotes continued from previous page)

and/or	the corresponding Series in which it invests. During the fiscal year ended December 31, 2002, the Investment Adviser voluntarily reimbursed other expenses of $120,169 for Master Small Cap Index Series and $150,080 for Master International Index Series. In addition, during the fiscal year ended December 31, 2002, the Administrator waived administration fees totaling $59,602, $72,810 and $4,741 for the Small Cap Index Fund, the Aggregate Bond Index Fund and the International Index Fund, respectively. Total Fund Operating Expenses in the fee table have been restated to assume the absence of any such reimbursement of expenses and/or waiver of fees because it may be discontinued or reduced by the Investment Adviser/Administrator at any time without notice. After taking into account the fee levels described above and such waivers and reimbursements, the total expense ratio was 0.50% for Class I shares and 0.75% for Class A shares of the Small Cap Index Fund; 0.34% for Class I shares and 0.59% for Class A shares of the Aggregate Bond Index Fund; and 0.58% for Class I shares and 0.84% for Class A shares of the International Index Fund.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. This assumption is not meant  to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS A*

	1 Year	3 Years		5 Years		10 Years

S&P 500 Index Fund	$62	$205	†	$361	†	$812	†

Small Cap Index Fund	$91	$299	†	$524	†	$1,172	†

Aggregate Bond Index Fund	$62	$206	†	$363	†	$818	†

International Index Fund	$94	$293		$509		$1,131

CLASS I*

	1 Year	3 Years		5 Years		10 Years

S&P 500 Index Fund	$37	$126	†	$223	†	$507	†

Small Cap Index Fund	$65	$220	†	$388	†	$876	†

Aggregate Bond Index Fund	$37	$127	†	$225	†	$513	†

International Index Fund	$68	$214		$373		$835

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†	These expenses do not reflect the contractual fee waiver described in note (c) to the Fees and Expenses table beyond the first year.

MERRILL LYNCH INDEX FUNDS, INC.	15

ABOUT THE INVESTMENT ADVISER

The Funds are managed by Fund Asset Management, L.P.

ABOUT THE PORTFOLIO MANAGERS

The S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are managed by the Merrill Lynch Investment Managers Index Management Team.

HOW THE FUNDS INVEST

All Funds

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

The Funds will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the applicable index. This is a non-fundamental policy of each Fund and may not be changed without 60 days’ prior notice to shareholders. A Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of a Fund may be changed without shareholder approval.

Other strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies:

Each Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements and commingled short-term liquidity funds. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds’ exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

Each Fund may also invest uninvested cash balances in affiliated money market funds.

16	MERRILL LYNCH INDEX FUNDS, INC.

Richard Vella is a Vice President of the Funds and Portfolio Manager of S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Mr. Vella has been a Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999. Mr. Vella was a Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999. Mr. Vella has been responsible for the management of the Funds’ portfolios since 1999.

Jeffrey B. Hewson is a Vice President of the Funds and Co-Portfolio Manager of the Aggregate Bond Index Fund. Mr. Hewson has been a Director (Global Fixed Income) of Fund Asset Management since 1998, a Vice President from 1989 to 1998 and a Portfolio Manager of Fund Asset Management since 1985. Mr. Hewson has been responsible for the management of the Aggregate Bond Index Fund’s portfolio since 1997.

Frank Viola is Co-Portfolio Manager of the Aggregate Bond Index Fund. Mr. Viola has been a Director of Merrill Lynch Investment Managers, L.P. and a Portfolio Manager thereof since 1997. Mr. Viola has been responsible for the management of the Aggregate Bond Index Fund’s portfolio since October 2001.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.

S&P 500 Index Fund

The S&P 500 is composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the Standard & Poor’s (“S&P”), a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. S&P’s selection of a stock for the S&P 500 does not mean that S&P believes the stock to be an attractive investment.

Outlined below are the main strategies the S&P 500 Index Fund uses in seeking to achieve its investment objective:

The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when Fund management believes it would be cost efficient, Fund management is authorized to deviate from full replication and to instead invest in a statistically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. Fund management may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance to do so. If Fund management uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500.

Other Strategies. In addition to the S&P 500 Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the

MERRILL LYNCH INDEX FUNDS, INC.	17

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Small Capitalization — as of the most recent update of the Russell 2000 in December 2002, the largest stock in the index had a market capitalization of approximately $2.45 billion and the average market capitalization of stocks in the index was approximately $2.67 billion.

performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Small Cap Index Fund

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small-capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

Outlined below are the main strategies the Small Cap Index Fund uses in seeking to achieve its investment objective:

The Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Fund may invest in a statistically selected sample of the stocks included in the Russell 2000. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

18	MERRILL LYNCH INDEX FUNDS, INC.

Mortgage-backed Securities —securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

Other Strategies. In addition to the Small Cap Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Aggregate Bond Index Fund

The Lehman Brothers Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holdings Inc. (“Lehman Brothers”). The Aggregate Bond Index includes:

•	U.S. government and government agency securities

•	securities issued by supranational entities, such as the World Bank

•	securities issued by foreign governments and U.S. and foreign corporations

•	mortgage-backed securities

Lehman Brothers’ selection of a bond for the Aggregate Bond Index does not mean that Lehman Brothers believes the security to be an attractive investment.

Outlined below are the main strategies the Aggregate Bond Index Fund uses in seeking to achieve its investment objective:

The Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. The Fund may invest in

MERRILL LYNCH INDEX FUNDS, INC.	19

bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Aggregate Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Aggregate Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Service, Inc. or BBB- by S&P) at the time of purchase, or if unrated, of comparable quality. The Fund may continue to hold a security that is downgraded below investment grade.

The Fund usually will invest a substantial portion of its assets in mortgage- backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Other Strategies. In addition to the Aggregate Bond Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at less cost than buying or selling bonds. The Fund may invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

20	MERRILL LYNCH INDEX FUNDS, INC.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund’s sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

International Index Fund

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the largest capital market (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

MERRILL LYNCH INDEX FUNDS, INC.	21

Outlined below are the main strategies the International Index Fund uses in seeking to achieve its investment objective:

The Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. Instead, the International Index Fund may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

In additional to the International Index Fund’s main strategies discussed above, the Fund may use certain other investment strategies:

The Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in a Fund. As with any Fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

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Set forth below are the main risks of investing in the Funds:

All Funds

Selection Risk — Selection risk is the risk that a Fund’s investments may perform differently from the securities in the target index.

Non-Diversification Risk — Each Fund is a non-diversified fund. Because each Fund invests in securities of a smaller number of issuers, each Fund is more exposed to developments affecting an individual issuer, which may have a greater impact on the Fund’s performance.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Stock Market Risk — Stock market risk is the risk that the stock market in one or more countries in which a Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

Aggregate Bond Index Fund

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Fund invests only in money market securities of investment grade issuers, those issuers may still default on their obligations.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage-Backed Securities — When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

MERRILL LYNCH INDEX FUNDS, INC.	23

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

International Index Fund and Aggregate Bond Index Fund

Foreign Market Risk — Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

•

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies

24	MERRILL LYNCH INDEX FUNDS, INC.

available to investors in some foreign countries may be less extensive than those available to investors in the United States.

•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and a Fund’s assets may be uninvested and not earning returns. A Fund may miss investment opportunities or may be unable to sell an investment because of these delays.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund’s portfolio manager to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

International Index Fund

Currency Risk  — Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as

MERRILL LYNCH INDEX FUNDS, INC.	25

“currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States — The International Index Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Small Cap Index Fund

Small Cap Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap company may lose substantial value.

The securities of small cap companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller companies requires a long term view.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

26	MERRILL LYNCH INDEX FUNDS, INC.

The Funds may also be subject to certain other risks associated with their investments and investment strategies including:

All Funds

Derivatives — A Fund may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities

MERRILL LYNCH INDEX FUNDS, INC.	27

in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indices in the event the Funds receive cash inflows. Derivatives may not always be available or cost efficient. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements. A Fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage Risk — The Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, options, swaps and indexed securities.

Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, a Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3 of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, each Fund may lose money and there may be a delay in

28	MERRILL LYNCH INDEX FUNDS, INC.

recovering the loaned securities. Each Fund could also lose money if it does not recover the securities and/or the value of the collateral falls including the value of investments made with cash collateral. These events could trigger adverse tax consequences to each Fund.

Short Sales — When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Aggregate Bond Index Fund

Dollar Rolls — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Sovereign Debt — The Aggregate Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities.

MERRILL LYNCH INDEX FUNDS, INC.	29

Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Fund can use to collect payments on debt securities that a government entity has not repaid.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

30	MERRILL LYNCH INDEX FUNDS, INC.

HOW TO BUY, SELL AND TRANSFER SHARES

Each Fund offers two share classes, Class A shares and Class I shares. Each share class of a Fund represents an ownership interest in the same investment portfolio. Shares of each class of a Fund are offered without a sales charge or an ongoing distribution fee. Class A shares of each Fund pay an ongoing account maintenance fee of 0.25%.

Class I shares are offered only to certain investors including:

•	Participants in certain Merrill Lynch sponsored programs, including the Merrill Lynch Mutual Fund Advisor Program.

•	Certain employer sponsored retirement plans or savings plans.

•	Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.

•	TMASM Managed Trusts.

•	Certain Merrill Lynch investment or central asset accounts may be eligible to purchase Class I shares.

•	Purchases using proceeds from sale of certain Merrill Lynch closed-end funds under certain circumstances.

Your Merrill Lynch Financial Advisor or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs. If you are eligible to buy Class I shares, you should buy Class I shares since Class A shares are subject to an account maintenance fee, while Class I shares are not.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Administrator, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Each Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH INDEX FUNDS, INC.	31

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell or transfer shares through the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

32	MERRILL LYNCH INDEX FUNDS, INC.

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment	The minimum initial investment for a Fund is $1,000 for all accounts except: • $250 for certain Merrill Lynch fee-based programs • $100 for retirement plans
(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. The fee charged by Merrill Lynch is currently $5.35. The fee charged by other financial intermediaries may be higher or lower.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

To transfer your Fund shares to another securities dealer or financial intermediary, authorized agreements must be in place between the Distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of Funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

MERRILL LYNCH INDEX FUNDS, INC.	33

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. The fees charged by other financial intermediaries may be higher or lower. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

34	MERRILL LYNCH INDEX FUNDS, INC.

If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject purchase orders, including exchanges, from market timers or investors that Fund management has determined are short-term or excessive or that will be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in a Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH INDEX FUNDS, INC.	35

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have a higher net asset value than Class A shares because Class I shares have lower expenses. Also dividends paid on Class I shares will generally be higher than dividends paid on Class A shares because Class I shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class I shares or exchange other share classes for Class I shares of a Fund.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through

36	MERRILL LYNCH INDEX FUNDS, INC.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Class A shares of a Fund or into a money market fund. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program. Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund will distribute net investment income, if any, at least annually. The Aggregate Bond Index Fund will distribute net investment income, if any, on a monthly basis. The Funds will distribute net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary, or the Transfer Agent.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. The Funds intend to pay dividends that will either be taxed as ordinary income or capital gains. Capital gains derived by individuals are generally taxed at lower rates than ordinary income dividends.

If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If you are neither a lawful, permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERRILL LYNCH INDEX FUNDS, INC.	37

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The International Index Fund expects to make an election that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund. Shareholders may be entitled to treat these taxes as taxes paid by them, and therefore, deduct such taxes in computing their taxable income or, in some cases, to use them as foreign tax credits against the U.S. federal income taxes otherwise owed.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

ELECTRONIC DELIVERY

Each Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website “http://www.icsdelivery.com/live/” and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

38	MERRILL LYNCH INDEX FUNDS, INC.

FUND ASSET MANAGEMENT

The Funds do not have an investment adviser since each Fund’s assets are invested in its corresponding Series. Fund Asset Management, L.P. is the Investment Adviser of the underlying Series and manages their investments and their business operations under the overall supervision of the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser has the responsibility for making all investment decisions for the Series.

Merrill Lynch Investment Managers, L.P., as Administrator, provides administrative services to the Funds.

The tables below show the fee rates received by the Investment Adviser for management services to the underlying Series and the fee rates received by the Administrator for the fiscal year ended December 31, 2002.

Advisory Fees:

Series	Actual Current Fee Rate*	Contractual Fee Rate**	Fee Rate for the Period Ended December 31, 2002 (reflects voluntary fee waivers where applicable)
Master S&P 500 Index Series	0.005%	0.05%	0.005%
Master Small Cap Index Series	0.01%	0.08%	0.01%
Master Aggregate Bond Index Series	0.01%	0.06%	0.01%
Master International Index Series	0.01%	0.01%	0.01%

MERRILL LYNCH INDEX FUNDS, INC.	39

Administrative Fees:

Fund	Contractual Fee Rate**	Fee Rate for the Period Ended December 31, 2002 (reflects voluntary fee waivers where applicable)
S&P 500 Index Fund	0.245%	0.245%
Small Cap Index Fund	0.29%	0.21%
Aggregate Bond Index Fund	0.19%	0.17%
International Index Fund	0.34%	0.33%

*	The Investment Adviser has entered into a contractual arrangement that provides that the management fee for the Series, when combined with the administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent these contractual arrangements, the Investment Adviser of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive management fees as a percentage of average daily net assets of each such Series as set forth in the “Contractual Fee Rate” column. This arrangement has a one-year term and is renewable. The Investment Adviser has not entered into a similar arrangement with the Series in which the International Index Fund invests.
**	Excluding fee waivers.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $442 billion in investment company and other portfolio assets under management as of March 2003. This amount includes assets managed for Merrill Lynch affiliates.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all their assets in the corresponding Series of the Quantitative Master Series Trust. Investors in each Fund will acquire an indirect interest in the respective underlying Series.

40	MERRILL LYNCH INDEX FUNDS, INC.

Other “feeder” funds may also invest in the “master” Series. This structure may enable the Funds to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

A Fund may withdraw from the Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Series.

Whenever the Series holds a vote of its feeder funds, a Fund will pass the vote through to its own shareholders.

MERRILL LYNCH INDEX FUNDS, INC.	41

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Reports, which are available upon request.

S&P 500 Index Fund

	Class A(1)					Class I(1)
Increase (Decrease) in Net Asset Value:	For the Year Ended December 31,					For the Year Ended December 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$14.05	$16.16	$18.00	$15.28	$12.54	$14.08	$16.18	$18.02	$15.30	$12.55

Investment income — net	.13 †	.10	.04	.13	.11	.16 †	.13	.13	.18	.18

Realized and unrealized gain (loss) on investments from the Series — net	(3.31)	(2.12)	(1.77)	2.94	3.37	(3.33)	(2.10)	(1.82)	2.92	3.33

Total from investment operations	(3.18)	(2.02)	(1.73)	3.07	3.48	(3.17)	(1.97)	(1.69)	3.10	3.51

Less dividends and distributions from:
Investment income — net	(.12)	(.09)	(.10)	(.14)	(.14)	(.15)	(.13)	(.14)	(.17)	(.16)
In excess of investment income — net	—	—	— ††	—	—	—	—	— ††	—	—
Realized gain on investments from the Series — net	—	—	—	—	(.60)	—	—	—	—	(.60)
In excess of realized gain on investments from the Series — net	—	—	(.01)	(.21)	—	—	—	(.01)	(.21)	—

Total dividends and distributions	(.12)	(.09)	(.11)	(.35)	(.74)	(.15)	(.13)	(.15)	(.38)	(.76)

Net asset value, end of year	$10.75	$14.05	$16.16	$18.00	$15.28	$10.76	$14.08	$16.18	$18.02	$15.30

Total Investment Return:

Based on net asset value per share	(22.62%)	(12.49%)	(9.62%)	20.16%	27.95%	(22.51%)	(12.19%)	(9.43%)	20.45%	28.24%

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.61%	.62%	.63%	.63%	.64%	.36%	.37%	.38%	.38%	.39%

Expenses#	.61%	.63%	.65%	.63%	.65%	.36%	.38%	.40%	.38%	.40%

Investment income — net	1.03%	.71%	.60%	.77%	1.00%	1.27%	.97%	.85%	1.03%	1.27%

Supplemental Data:

Net assets, end of year (in thousands)	$648,569	$772,750	$817,423	$840,918	$435,256	$931,917	$1,108,832	$896,356	$848,591	$682,669

Portfolio turnover of the underlying Series	4.59%	3.21%	9.71%	29.91%	25.97%	4.59%	3.21%	9.71%	29.91%	25.97%

(1)	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.
#	Includes the Fund’s share of the Series’ allocated expenses.

42	MERRILL LYNCH INDEX FUNDS, INC.

FINANCIAL HIGHLIGHTS (continued)

Small Cap Index Fund

	Class A(1)					Class I(1)
Increase (Decrease) in Net Asset Value:	For the Year Ended December 31,					For the Year Ended December 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$10.53	$10.45	$11.77	$10.27	$12.28	$10.53	$10.45	$11.78	$10.27	$12.28

Investment income — net	.05 ##	.08 ##	.14	.12	.11	.08 ##	.10 ##	.16	.15	.13

Realized and unrealized gain (loss) on investments from the Series — net	(2.23)	.08	(.43)	1.94	(.60)	(2.25)	.10	(.43)	1.94	(.59)

Total from investment operations	(2.18)	.16	(.29)	2.06	(.49)	(2.17)	.20	(.27)	2.09	(.46)

Less dividends and distributions:
Investment income — net	(.06)	(.08)	(.14)	(.12)	(.11)	(.08)	(.12)	(.17)	(.14)	(.13)
In excess of investment income — net	—	—	— †	—	— †	—	—	— †	—	(.01)
Realized gain on investments from the Series — net	—	—	(.76)	(.44)	(1.41)	—	—	(.76)	(.44)	(1.41)
In excess of realized gain on investments from the Series — net	—	—	(.13)	—	—	—	—	(.13)	—	—

Total dividends and distributions	(.06)	(.08)	(1.03)	(.56)	(1.52)	(.08)	(.12)	(1.06)	(.58)	(1.55)

Net asset value, end of year	$8.29	$10.53	$10.45	$11.77	$10.27	$8.28	$10.53	$10.45	$11.78	$10.27

Total Investment Return:

Based on net asset value per share	(20.75%)	1.57%	(2.56%)	20.45%	(3.41%)	(20.61%)	1.88%	(2.41%)	20.79%	(3.14%)

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.75%	.75%	.74%	.74%	.75%	.50%	.50%	.49%	.50%	.50%

Expenses#	.89%	.88%	.85%	.86%	1.09%	.64%	.63%	.60%	.61%	.84%

Investment income — net	.56%	.78%	1.26%	1.24%	.88%	.82%	1.02%	1.51%	1.50%	1.14%

Supplemental Data:

Net assets, end of year (in thousands)	$34,308	$44,505	$64,056	$45,640	$30,941	$30,938	$36,317	$35,544	$30,911	$18,122

Portfolio turnover of the underlying Series	39.00%	48.50%	50.51%	51.20%	48.16%	39.00%	48.50%	50.51%	51.20%	48.16%

(1)	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†	Amount is less than $.01 per share.
#	Includes the Fund’s share of the Series’ allocated expenses.
##	Based on average shares outstanding.

MERRILL LYNCH INDEX FUNDS, INC.	43

FINANCIAL HIGHLIGHTS (continued)

Aggregate Bond Index Fund

	Class A(1)					Class I(1)
Increase (Decrease) in Net Asset Value:	For the Year Ended December 31,					For the Year Ended December 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$10.50	$10.31	$9.86	$10.61	$10.42	$10.50	$10.31	$9.85	$10.61	$10.42

Investment income — net	.52 ‡	.58	.61	.58	.61	.55 ‡	.61	.64	.62	.64

Realized and unrealized gain (loss) on investments from the Series — net	.46	.19	.45	(.75)	.23	.45	.19	.46	(.76)	.23

Total from investment operations	.98	.77	1.06	(.17)	.84	1.00	.80	1.10	(.14)	.87

Less dividends and distributions:
Investment income — net	(.52)	(.58)	(.61)	(.58)	(.61)	(.55)	(.61)	(.64)	(.62)	(.64)
Realized gain on investments from the Series — net	—	—	—	—	(.04)	—	—	—	—	(.04)
In excess of realized gain on investments from the Series — net	—	—	—	— †	—	—	—	—	— †	—

Total dividends and distributions	(.52)	(.58)	(.61)	(.58)	(.65)	(.55)	(.61)	(.64)	(.62)	(.68)

Net asset value, end of year	$10.96	$10.50	$10.31	$9.86	$10.61	$10.95	$10.50	$10.31	$9.85	$10.61

Total Investment Return:

Based on net asset value per share	9.61%	7.60%	11.18%	(1.50%)	8.29%	9.78%	7.87%	11.57%	(1.36%)	8.56%

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.59%	.60%	.63%	.60%	.60%	.34%	.35%	.38%	.35%	.35%

Expenses#	.61%	.71%	.70%	.62%	.65%	.36%	.46%	.45%	.37%	.40%

Investment income — net	4.91%	5.50%	6.17%	5.81%	5.75%	5.16%	5.72%	6.41%	6.06%	5.99%

Supplemental Data:

Net assets, end of year (in thousands)	$61,029	$60,438	$65,339	$79,743	$81,603	$360,991	$324,390	$214,056	$324,254	$351,786

Portfolio turnover of the underlying Series	112.18%	144.23%	43.24%	61.82%	27.89%	112.18%	144.23%	43.24%	61.82%	27.89%

(1)	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†	Amount is less than $.01 per share.
#	Includes the Fund’s share of the Series’ allocated expenses.
‡	Based on average shares outstanding.

44	MERRILL LYNCH INDEX FUNDS, INC.

FINANCIAL HIGHLIGHTS (continued)

International Index Fund

	Class A(1)								Class I(1)
Increase (Decrease) in Net Asset Value:	For the Year Ended December 31,								For the Year Ended December 31,
	2002	2001	2000		1999		1998		2002	2001	2000		1999		1998

Per Share Operating Performance:

Net asset value, beginning of year	$8.62	$11.33	$15.13		$12.05		$10.56		$8.64	$11.36	$15.13		$12.04		$10.56

Investment income — net##	.11	.08	.09		.08		.13		.14	.12	.14		.13		.15

Realized and unrealized gain (loss) on investments and foreign currency transactions from the GDP Series and the Series — net	(1.53)	(2.64)	(2.80)		3.61		2.51		(1.55)	(2.67)	(2.82)		3.59		2.52

Total from investment operations	(1.42)	(2.56)	(2.71)		3.69		2.64		(1.41)	(2.55)	(2.68)		3.72		2.67

Less dividends and distributions:
Investment income — net	(.13)	(.08)	(.02)		(.07)		(.09)		(.14)	(.10)	(.02)		(.09)		(.12)
In excess of investment income — net	—	—	—		—		(.03)		—	—	—		—		(.04)
Realized gain on investments from the GDP Series and the Series — net	(.01)	(.07)	(.53)		(.54)		(1.03)		(.01)	(.07)	(.53)		(.54)		(1.03)
In excess of realized gain on investments from the GDP Series — net	—	—	(.54)		—		—		—	—	(.54)		—		—

Total dividends and distributions	(.14)	(.15)	(1.09)		(.61)		(1.15)		(.15)	(.17)	(1.09)		(.63)		(1.19)

Net asset value, end of year	$7.06	$8.62	$11.33		$15.13		$12.05		$7.08	$8.64	$11.36		$15.13		$12.04

Total Investment Return:

Based on net asset value per share	(16.21%)	(22.60%)	(18.00%)		30.95%		25.40%		(16.06%)	(22.45%)	(17.80%)		31.29%		25.65%

Ratios to Average Net Assets:

Expenses, net of reimbursement#	.84%	.89%	.89%		.89%		.89%		.58%	.64%	.65%		.64%		.64%

Expenses#	.92%	1.05%	.96%		.95%		1.02%		.67%	.81%	.71%		.69%		.76%

Investment income — net	1.43%	.82%	.67%		.65%		1.14%		1.72%	1.18%	1.02%		1.05%		1.26%

Supplemental Data:

Net assets, end of year (in thousands)	$62,310	$52,836	$46,623		$30,480		$14,802		$19,770	$26,367	$37,387		$104,427		$118,692

Portfolio turnover of the underlying Series	19.52%	30.19%	40.82	%###	6.43	%###	34.63	%###	19.52%	30.19%	40.82	%###	6.43	%###	34.63	%###

(1)	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
# Includes	the Fund’s share of the Master International (GDP weighted) Index Series’ (the “GDP Series”) and the Series’ allocated expenses.
## Based	on average shares outstanding.
### Portfolio	turnover of the GDP Series.

MERRILL LYNCH INDEX FUNDS, INC.	45

Funds

Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
of Merrill Lynch Index Funds, Inc.

P.O. Box 9011

Princeton, New Jersey 08543-9011

Investment Adviser

Fund Asset Management, L.P.

Administrative Office:

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Mailing Address:

P.O. Box 9011

Princeton, New Jersey 08543-9011

Administrator

Merrill Lynch Investment Managers, L.P.

P.O. Box 9011

Princeton, New Jersey 08543-9011

Transfer Agent

Financial Data Services, Inc.

Administrative Office:

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Mailing Address:

P.O. Box 45289

Jacksonville, Florida 32232-5289

Independent Auditors

Deloitte & Touche LLP

750 College Road East

Princeton, NJ 08540

Distributor

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

Custodian for Master International
Index Series

J.P. Morgan Chase Bank

4 Chase Metrotech Center, 18th Floor

Brooklyn, New York 11245

Custodian for Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series

Merrill Lynch Trust Company

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Counsel

Shearman & Sterling
599 Lexington Avenue

New York, New York 10022

Accounting Services Provider

State Street Bank

and Trust Company

500 College Road East

Princeton, New Jersey 08540

MERRILL LYNCH INDEX FUNDS, INC.

For More Information

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual reports. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

A Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference into (legally considered to be part of) this Prospectus. You may request a free copy by writing the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor, or other financial intermediary, or contact the Funds at the telephone number or address indicated above, if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-7899

Code #19003-0403

©Fund Asset Management, L.P.

Prospectus

April 23, 2003

Merrill Lynch Index Funds, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.milm.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Index Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Index Funds, Inc. (the “Corporation”) currently consists of four operating portfolios or series: Merrill Lynch S&P 500 Index Fund (“S&P 500 Index Fund”), Merrill Lynch Small Cap Index Fund (“Small Cap Index Fund”), Merrill Lynch Aggregate Bond Index Fund (“Aggregate Bond Index Fund”) and Merrill Lynch International Index Fund (“International Index Fund”) (collectively, the “Funds,” and each, a “Fund”). Each Fund is a non-diversified mutual fund whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund seeks to achieve its objective by investing all of its assets in the series (collectively, the “Series,” and each, a “Series”) of Quantitative Master Series Trust (the “Trust”) that has the same investment objective as the Fund. Each Fund’s investment experience will correspond directly to the investment experience of the respective Series in which it invests. There can be no assurance that the investment objectives of the Funds will be achieved. For more information on each Fund’s investment objective and policies, see “Investment Objectives and Policies.”

Each Fund offers two classes of shares, Class A shares and Class I shares. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. Class I shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of each Fund is limited to certain eligible investors.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated April 23, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or by writing to the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Funds’ and Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2002 Annual Reports. You may request a copy of the Annual Reports at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Fund Asset Management, L.P. — Investment Adviser

FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is April 23, 2003.

INVESTMENT OBJECTIVES AND POLICIES

The Corporation currently consists of four operating series: S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund. Each Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index.

Each Fund seeks to achieve its objective by investing all of its assets in the Series of the Trust that has the same investment objective as the Fund. Each Fund’s investment experience and results will correspond directly to the investment experience of the respective Series in which it invests. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objectives, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Series in which a Fund invests. Reference is made to the discussion under “How the Funds Invest” in the Prospectus for information with respect to each Fund’s and each Series’ investment objectives and policies. There can be no assurance that the investment objectives of the Funds will be achieved.

The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors of the Corporation (the “Directors”) without shareholder approval. The Directors may also change the target index of a Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Trust (“S&P 500 Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the S&P 500 Index Fund.

In seeking to replicate the total return of the S&P 500, Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) generally will allocate the S&P 500 Index Fund’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The S&P 500 Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange, Inc. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

Small Cap Index Fund

The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Index Series of the Trust (“Small Cap Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Small Cap Index Fund.

In seeking to replicate the total return of the Russell 2000, the Investment Adviser may not allocate the Small Cap Index Fund’s investments among all of the common stocks in the Russell 2000, or in the same weightings as the Russell 2000. Instead, the Small Cap Index Fund may invest in a statistically selected sample of the stocks included in the Russell 2000 and other types of financial instruments. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Russell 2000. The investments to be included in the Small Cap Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Russell 2000, with the objective of reducing the selected investment portfolio’s deviation from the performance of the Russell 2000 (this deviation is referred to as “tracking error”). The Small Cap Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Russell 2000 is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

Aggregate Bond Index Fund

The investment objective of the Aggregate Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series of the Trust (“Aggregate Bond Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the Aggregate Bond Index Fund.

In seeking to replicate the total return of the Aggregate Bond Index, the Investment Adviser may not allocate the Aggregate Bond Index Fund’s investments among all of the bonds in the Aggregate Bond Index, or in the same weightings as the Aggregate Bond Index. Instead, the Aggregate Bond Index Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration or credit quality similar to bonds in the index. The investments to be included in the Aggregate Bond Index Fund will be selected with the objective of reducing the selected investment portfolio’s deviation from the performance of the Aggregate Bond Index (tracking error). Selection of bonds other than those included in the Aggregate Bond Index, or in different weightings from the Index, may result in levels of interest rate, credit or prepayment risks that differ from the levels of risks on the securities composing the Aggregate Bond Index. See “Risk Factors—Investments in Fixed-Income Securities.” The Aggregate Bond Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

The Aggregate Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Aggregate Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Aggregate Bond Index Fund will invest in corporate bonds rated investment grade—i.e., those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB—by Standard & Poor’s (“S&P”), the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equal quality in the opinion of the Investment Adviser. Corporate bonds ranked in the fourth highest rating category, while considered “investment grade,” have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Aggregate Bond Index Fund is lowered below Baa or BBB, the Aggregate Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

The Aggregate Bond Index Fund may also invest in other instruments that “pass through” payments on such obligations, such as collateralized mortgage obligations (“CMOs”).

International Index Fund

The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master International Index Series of the Trust (“International Index Series”), which has the same investment objective as the Fund. The following is a description of the investment policies of the International Index Fund.

In seeking to replicate the total return of the EAFE Index, the International Index Fund will, under normal circumstances, invest in all of the countries in the EAFE Index, but the Investment Adviser may not allocate the International Index Fund’s investments among all of the companies within a country, represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the International Index Fund may invest in a sample of the equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index based on the Investment Adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the EAFE Index. The investments to be included in the International Index Fund will be selected so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the EAFE Index, with the objective of reducing the selected investment portfolio’s deviation from the performance of the EAFE Index (tracking error). The International Index Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors.”

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company’s stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalization. Gross Domestic Product (GDP) is the basis for country weightings in another version of the EAFE Index. Relative market capitalization is historically more volatile than relative GDP, so weightings among countries tend to change more over time in a capitalization-weighted index than as is the case in a GDP-weighted index.

About Indexing and Management of the Funds

About Indexing.    The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds.    Each Fund will be substantially invested in securities in the applicable index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund (the “Equity Funds”), and fixed-income securities, in the case of the Aggregate Bond Index Fund (the “Fixed-Income Fund”)). For this purpose, net assets include any borrowings for investment purposes, calculated at the time the Fund invests its assets.

Because each Fund seeks to replicate the total return of its respective index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the Investment Adviser may omit or remove a security which is included in an index from the portfolio of a Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Aggregate Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In addition, each Fund’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 150 basis points for the International Index Fund, and 50 basis points for the Aggregate Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Trust (the “Trustees”) and the Directors will consider alternative strategies for the Series and the Funds, respectively. Information regarding correlation of a Fund’s performance to that of a target index may be found in the Funds’ Annual Report.

Other Investment Policies, Practices and Risk Factors

Cash Management.    Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Dollar Rolls.    The Aggregate Bond Index Fund may enter into dollar rolls, in which the Aggregate Bond Index Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Aggregate Bond Index Fund forgoes principal and interest paid on the securities sold. The Aggregate Bond Index Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Aggregate Bond Index Fund’s forward purchase commitment may decline below the price of the securities the Aggregate Bond Index Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Aggregate Bond Index Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Aggregate Bond Index Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Aggregate Bond Index Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. The Aggregate Bond Index Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Short Sales.    In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses.    The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Investment in Fixed-Income Securities.    Because the Aggregate Bond Index Fund will invest in fixed-income securities, it will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and with respect to certain types of fixed-income securities prepayment risk and extension risk.

Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit risk is the possibility that an issuer of securities held by the Aggregate Bond Index Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Aggregate Bond Index Fund is a function of the diversification and credit quality of its underlying securities.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Aggregate Bond Index Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, certain types of mortgage-backed securities may be paid off more slowly, with the effect that the mortgage-backed securities held by the Aggregate Bond Index Fund may exhibit price characteristics of longer-term debt securities.

Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates the average maturity of the Aggregate Bond Index Fund’s portfolio may increase, thus increasing the Fund’s exposure to interest rate risk.

The Aggregate Bond Index Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Aggregate Bond Index Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

The corporate substitution strategy used by the Aggregate Bond Index Fund (discussed above) may increase or decrease the Aggregate Bond Index Fund’s exposure to the foregoing risks relative to those of the Aggregate Bond Index.

Foreign Investment Risks.

The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Sovereign Debt.    The Aggregate Bond Index Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Aggregate Bond Index Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Risks of Investing in Foreign Securities

Foreign Market Risk.    Since the Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk.    Securities in which the International Index Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.    The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Risks Associated with Portfolio Securities

When Issued Securities, Delayed Delivery and Forward Commitments.    The Aggregate Bond Index Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Aggregate Bond Index Fund may also purchase or sell securities on a delayed delivery basis and/or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Aggregate Bond Index Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Aggregate Bond Index Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Aggregate Bond Index Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Aggregate Bond Index Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities.    Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities.    Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the corporation’s Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements.    The Aggregate Bond Index Fund may enter into standby commitment agreements. These agreements commit the Aggregate Bond Index Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Aggregate Bond

Index Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Aggregate Bond Index Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Aggregate Bond Index Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Aggregate Bond Index Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Aggregate Bond Index Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Aggregate Bond Index Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements.    Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although with respect to the International Index Fund, it may be affected by currency fluctuations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities).

Securities Lending.    Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Trust as lending agent. See “Portfolio Transactions and Brokerage.”

Investment in Affiliated Investment Companies.    Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to the limitations imposed by Section 12(d) of the Investment Company Act, provided however, that in all cases a Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of that Fund’s total assets at any time. If a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Borrowing and Leverage.    Each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. Each Fund will not purchase securities while its borrowing exceeds 5% of its assets. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of a Fund’s assets including proceeds from borrowings.

Securities of Smaller Companies.    An investment in the Small Cap Index Fund involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the issuers in which the Small Cap Index Fund will primarily invest may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Small Cap Index Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities in which the Small Cap Index Fund invests will often be traded only in the over-the-counter “OTC” market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Small Cap Index Fund of portfolio securities to meet redemptions or otherwise may require the Small Cap Index Fund to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small companies requires specialized research and analysis.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Small Cap Index Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Mortgage-Backed Securities.    The Aggregate Bond Index Fund may invest in mortgage-backed securities. Mortgaged-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Aggregate Bond Index Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Aggregate Bond Index Fund for its mortgage-backed securities, the yield the Aggregate Bond Index Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Aggregate Bond Index Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Aggregate Bond Index Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Aggregate Bond Index Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than short-term securities, maturity extension risk could increase the inherent volatility of the Aggregate Bond Index Fund. See “Investments in Fixed-Income Securities” and “Illiquid Securities” above.

Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

Each Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the Fund’s index. In addition, the International Index Fund may engage in futures contracts on foreign currencies in connection with certain foreign securities transactions.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Funds’ cash flow and cash management needs.

Indexed Securities.    The Funds may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. A Fund may invest in indexed securities for anticipatory hedging. When used for anticipating hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Purchasing Put Options.    Each Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices that are correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

Writing Call Options.    Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Additional Options on Securities Indices

Purchasing Call Options on Indices.    Each Fund may also purchase call options on securities indices that are correlated with the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires a right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from having to identify specific securities in which to invest in a market the fund believes to be attractive (an “anticipatory hedge”). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

Writing Put Options on Indices.    Each Fund may also write put options on securities indices. When a Fund writes a put option on an index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when a Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a securities index only to hedge against the risks of market-wide stock movements in the securities in which the Fund invests. Writing a put option may involve substantial leverage risk.

Each Fund is also authorized to purchase or sell call or put options in connection with closing out call or put options it has previously purchased or sold.

Other than with respect to closing transactions, a Fund will only write call or put options that are “covered.” A call or put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if, as required by the policies stated above, a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options.    Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Futures.    Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.

Each Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a securities or interest rate index) purchased or sold for anticipatory hedging purposes. Each Fund will further limit transactions in futures and options on futures to the extent necessary to prevent a Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Swaps.    Each Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Each Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligations to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

The International Index Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The International Index Fund will not attempt to hedge all of its foreign portfolio positions.

Risk Factors in Derivatives

The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allows each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Funds.

Currency risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Use of derivatives for anticipatory hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which may exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Each Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Merger Transaction Risk

In replicating its target index, a Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case a Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Information Concerning the Indices

S&P 500.    “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Corporation and the Trust. The S&P 500 Index Fund and the S&P 500 Index Series are not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund or the Series. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Series or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Series particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Fund and the Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund and the Series. S&P has no obligation to take the needs of the Fund and the Series or the owners of shares of the Fund and the Series into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Series or the timing of the issuance of sale of shares of the Fund and the Series or in the determination or calculation of the equation by which the Fund and the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Series.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Series, owners of shares of the Fund and the Series, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell 2000.    The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index.    The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

The International Index Fund and the International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International Index Series or the owners of shares of the International Index Fund and the International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International Index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International Index Series are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International Index Series in connection with the administration, marketing or trading of the International Index Fund and the International Index Series.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Fund and the International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Suitability

The economic benefit of an investment in the Funds depends upon many factors beyond the control of the Funds, the Investment Adviser and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

The Corporation has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of each Fund’s assets and activities. The fundamental policies set forth below may not be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), provided, however, that none of the following restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the fundamental investment restrictions, a Fund may not:

1.  Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2.  Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.  Make investments for the purpose of exercising control or management.

4.  Purchase or sell real estate, except that, to the extent permitted by law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time.

6.  Issue senior securities to the extent such issuance would violate applicable law.

7.  Borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.  Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.  Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to any Series without the approval of the holders of a majority of the interests of the Series.

In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (b) below, shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the Funds’ non-fundamental restrictions, a Fund may not:

(a)  Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days’ prior written notice of such change.

(b)  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(c)  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(d)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(e)  Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

The Trust has adopted investment restrictions substantially the same as the foregoing that are non-fundamental policies of the Trust and may be changed by the Board of Trustees without shareholder approval.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction 2 above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management.

Portfolio securities of each Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which no Series nor Fund will purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by such Fund or Series, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Series and margin deposits on the Fund or Series’ existing OTC options on futures contracts exceed 15% of the net assets of the Fund or Series, taken at market value, together with all other assets of the Fund or Series which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Fund or Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund or Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund or Series and may be amended by the Trustees or the Directors without the approval of the Fund’s shareholders. However, the Trustees or the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes—Taxes.” To ensure that the Funds satisfy these requirements, the Trust’s Declaration of Trust requires that each Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund’s total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more that 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. These requirements will be satisfied at the Series level and not at the level of the Funds based upon the Internal Revenue Service (“IRS”) pronouncement of general application which entitles the Funds to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

Portfolio Turnover

Although each Fund will use an approach to investing that is largely a passive, indexing approach, each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error. Changes in the securities comprising a Fund’s index will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. A high portfolio turnover rate may also result in negative tax consequences, such as an increase in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See “Dividends and Taxes—Taxes.” High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors of the Corporation consist of five individuals, four of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Fund’s Audit and Nominating Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between the Fund, management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist it in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2002.

Biographical Information.    Certain biographical and other information relating to the non-interested Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (59)	Director	Director since 2002

General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.

22 registered investment companies consisting of 35 portfolios

ITC DeltaCom, Inc. (telecommunications); ITC Holding Company, Inc. (telecommunications); Knology, Inc. (telecommunications); MainBancorp, N.A. (bank holding company); PriCare, Inc. (heath care); Sumbion, Inc. (health care).

M. Colyer Crum (70)	Director	Director since 2000	James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996.	23 registered investment companies consisting of 36 portfolios	Cambridge Bancorp
Laurie Simon Hodrick (40)	Director	Director since 2000

Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.

				22 registered investment companies consisting of 35 portfolios	None

Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss (61)	Director	Director since 2000	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997.	22 registered investment companies consisting of 35 portfolios	Watson Pharmaceutical, Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Corporation’s by-law or charter by statute, or until December 31 of the year in which he or she turns 72.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held:

Name, Address* and Age	Position(s) With the Corporation	Term of Office and Length of Time Served***	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolio Overseen	Public Directorships
Terry K. Glenn** (62)	President and Director	President and Director since 1997****

President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				117 registered investment companies consisting of 161 portfolios	None
Robert C. Doll, Jr. (48)	Senior Vice President	Senior Vice President since 2000

President of MLIM and FAM since October 2001; Director of Princeton Services since 2001; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				45 registered investment companies consisting of 69 portfolios	None
Jeffrey B. Hewson (51)	Vice President	Vice President since 1997	Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from 1989 to 1998; Portfolio Manager with MLIM since 1985.	2 registered investment companies consisting of 1 portfolio	None
Richard Vella (46)	Vice President	Vice President since 1999

Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999.

				4 registered investment companies consisting of 10 portfolios	None
Frank Viola (38)	Vice President	Vice President since 2002	Managing Director of MLIM and head of the Global Fixed Income Structured Asset Team since 2002. Director (Global Fixed Income) of MLIM from 2000 to 2001 and Vice President from 1996 to 2000.	6 registered investment companies consisting of 4 portfolios	None
Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1997 and Treasurer since 1999

First Vice President of MLIM since 1997; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				116 registered investment companies consisting of 160 portfolios	None
Brian D. Stewart (33)	Secretary	Secretary since 2003	Vice President of MLIM since 2002; Attorney associated with Reed Smith LLP from 2001 to 2002; Attorney associated with Saul Ewing LLP from 1999 to 2001.	37 registered investment companies consisting of 51 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
***	Elected by and serves at the pleasure of the Board of Directors of the Corporation.
****	As Director, Mr. Glenn serves until his successor is elected and qualified or until the earlier of his death or resignation, or removal as provided in the Corporation’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.

Share Ownership.    Information relating to each Director’s share ownership in the Funds and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below:

	Aggregate Dollar Range of Equity in the					Aggregate Dollar Range of Securities in All Supervised Merrill Lynch Funds
Name	S&P 500 Index Fund		Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
Interested Director:
Terry K. Glenn		None	None	None	None	over $100,000
Non-Interested Directors:
Donald W. Burton		None	None	None	None	over $100,000
M. Colyer Crum		None	None	None	None	over $100,000
Laurie Simon Hodrick	over $	100,000	None	None	None	over $100,000
Fred G. Weiss	over $	100,000	None	None	None	over $100,000

As of April 4, 2003, the Directors and officers of the Corporation, as a group, owned an aggregate of less than 1% of the outstanding shares of the Corporation or any Fund. As of December 31, 2002, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors/Trustees

The Corporation and Trust pay each non-interested Director/Trustee for services to all funds that invest in the Trust and all series of the Trust a combined fee for service on the Board and the Committee of $10,000 per year plus $1,000 per in person Board meeting attended and $1,000 per in person Committee meeting attended. The Chairman of the Committee is paid an additional annual fee of $2,000. The Trust reimburses each non-affiliated Director/Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. Through investment in the Trust, each Fund pays its pro rata share of the fees paid by the Trust to non-affiliated Directors/Trustees.

The following table shows the compensation earned by each non-interested Director for the fiscal year ended December 31, 2002 and also the aggregate compensation paid to each Director by all MLIM/FAM-advised funds, for the calendar year ended December 31, 2002.

Name of Director/Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Total Compensation From Trust and MLIM/FAM Advised Funds Paid to Directors/Trustees
Donald W. Burton	$9,866	None	$189,042
M. Colyer Crum*	$15,820	None	$226,583
Laurie Simon Hodrick	$14,399	None	$208,917
J. Thomas Touchton**	$9,215	None	$139,375
Fred G. Weiss	$14,399	None	$208,917
Stephen B. Swensrud***	$4,797	None	$315,564

*	Chairman of the Committee.
**	Mr. Touchton resigned as a Director effective January 1, 2003.
***	Mr. Swensrud resigned as a Director effective March 15, 2002.

Administration Arrangements

The Corporation has entered into an administration agreement (the “Administration Agreement”) with Merrill Lynch Investment Managers, L.P. (previously defined as “MLIM” or the “Administrator”). As discussed in the Prospectus, the Administrator receives for its services to the Funds monthly compensation at the annual rates of the average daily net assets of each Fund as follows:

Name of Fund	Administration Fee
S&P 500 Index Fund	0.24	5%
Small Cap Index Fund	0.29%
Aggregate Bond Index Fund	0.19%
International Index Fund	0.34%

The table below sets forth information about the total administrative fees paid by each Fund to the Administrator for the periods indicated.

Period Ending	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
December 31, 2000
Contractual amount	$4,272,683	$291,834	$527,468	$367,161
Amount waived (if applicable)	$278,966	$78,625	$211,834	$59,789
December 31, 2001
Contractual amount	$4,470,939	$258,028	$649,490	$262,522
Amount waived (if applicable)	$154,303	$72,399	$372,031	$124,565
December 31, 2002
Contractual amount	$4,298,406	$219,948	$807,482	$279,577
Amount waived (if applicable)	$0	$59,602	$72,810	$4,741

Management and Advisory Arrangements

Investment Advisory Services.    Each Fund invests all of its assets in shares of the corresponding Series of the Trust. Accordingly, the Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment advisory agreement with the Investment Adviser (the “Management Agreement”). The Investment Adviser provides the Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of each Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

The Investment Adviser receives, for its services to the Series, monthly compensation at the annual rates of the average daily net assets of each Series: (i) after taking into account certain contractual fee waivers as set forth in the “Actual Current Management Fee Rate” column; (ii) without taking account of certain contractual and voluntary fee waivers as set forth in the “Contractual Management Fee” column; and (iii) after taking account of certain voluntary fee waivers agreed to by the Investment Adviser as set forth in the “Management Fee Net of Fee Waiver” column, in each case, as follows:

Name of Series	Actual Current Management Fee Rate	Contractual Management Fee	Management Fee Net of Contractual and Voluntary Fee Waivers
Master S&P 500 Index Series	0.005%	0.05%	0.005%
Master Small Cap Index Series	0.01%	0.08%	0.01%
Master Aggregate Bond Index Series	0.01%	0.06%	0.01%
Master International Index Series	0.01%	0.01%	0.01%

The table below sets forth information about the total investment advisory fees paid by the Series to the Investment Adviser, and any amount voluntarily waived by the Investment Adviser, for the periods indicated.

Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International (GDP Weighted) Index Series		Master International Index Series
For the fiscal year ended December 31, 2000
Contractual amount	$89,483	$15,024	$28,804		$15,089	$1,201
Amount waived (if applicable)	$0	$15,024	$0		$10,803	$1,201
For the fiscal year ended December 31, 2001
Contractual amount	$91,454	$19,227	$41,577	$	N/A	$3,694
Amount waived (if applicable)	$0	$0	$0	$	N/A	$3,694
For the fiscal year ended December 31, 2002
Contractual amount	$93,240	$19,128	$52,943	$	N/A	$19,219
Amount waived (if applicable)	$0	$0	$0	$	N/A	$0

Payment of Series Expenses.    The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees who are affiliated persons of the Investment Adviser or any of their affiliates. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust and the Series (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Registration Statements, charges of the custodian, any sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (“non-interested Trustees”), pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or a Series. Certain accounting services are provided to the Trust and the Series by State Street pursuant to an agreement between State Street and the Trust, on behalf of the Series. The Trust pays a fee for these services. In addition, the Trust reimburses the Investment Adviser for the cost of other accounting services. The Placement Agent will pay certain of the expenses of the Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

Organization of the Investment Adviser.    The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination.    Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or with respect to any Series by the vote of a majority of the outstanding voting securities of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to one or more Series without penalty on 60 days’ written notice at the option of either party thereto or with respect to a Series by the vote of the majority of the outstanding voting securities of such Series.

In connection with its consideration of the Management Agreement, the Board of Trustees of the Trust reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Series by the Investment Adviser under the Management Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholders services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Series. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Series. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Management Agreement, but also the Series’ profitability to the Investment Adviser and the compensation paid to the Investment Adviser or its affiliates for other non-advisory services provided to the Series. The Trustees also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Series brokerage in a “soft dollar” arrangement. In connection with its consideration of the Management Agreement, the Board also compared the Series’ advisory fee rate, expense ratios and historical performance to those of comparable funds. Based, in part, on this comparison, and taking into account the various services provided to the Series by the Investment Adviser and its affiliates as well as the nature of the Series’ passive investment strategies, the Board concluded that the investment advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Series to participate in any economies of scale that the Investment Adviser may experience as result of growth in the Series’ assets.

Based on the information reviewed and the discussions, the Board of Trustees of the Trust, including a majority of the non-interested Trustees, concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services.    FDS, a subsidiary of ML & Co., acts as the Corporation’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Funds currently pay between $16.00 and $23.00 for each shareholder account, depending on the level of service required. The Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee equal to 0.10% of account assets for certain accounts that participate in certain fee-based programs but it no longer pays transaction charges or closed account charges. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co.

The table below sets forth information about the total amounts paid by the Funds to the Transfer Agent for the periods indicated.

Transfer Agent Fee

Fiscal Year Ended December 31,	S&P 500 Index Fund	Small Cap Index Fund	Aggregate Bond Index Fund	International Index Fund
2002	$967,172	$43,790	$255,905	$22,786
2001*	$1,128,866	$57,527	$239,954	$44,075
2000*	$1,054,018	$58,168	$210,270	$94,829

*	For the fiscal year ended December 31, 2000 and the period January 1, 2001 to June 30, 2001, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher. The current rates became effective on July 1, 2001.

Accounting Services.    The Corporation has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. Prior to January 1, 2001, the Administrator provided accounting services to the Funds and was reimbursed by the Funds at its cost in connection with such services. The Administrator continues to provide certain accounting services to the Funds and the Funds reimburse the Administrator for these services.

The table below shows the amounts paid by the Funds to State Street and to the Administrator for the periods indicated. No fees were paid by the Funds to State Street and to the Administrator for the fiscal year ended December 31, 2002.

	Fiscal year ended December 31, 2001		Fiscal year ended December 31, 2000
S&P 500 Index Fund
Paid to State Street	$0	*	N/A
Paid to the Administrator	$0		$1,272
Small Cap Index Fund
Paid to State Street	$0	*	N/A
Paid to the Administrator	$0		$1,272
Aggregate Bond Index Fund
Paid to State Street	$0	*	N/A
Paid to the Administrator	$142		$1,272
International Index Fund
Paid to State Street	$0	*	N/A
Paid to the Administrator	$142		$2,317

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

In addition, the Trust has entered into an agreement pursuant to which State Street provides certain accounting services to the Series. The Series pay a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Series and was reimbursed by the Series at its cost in connection with such services.

The Investment Adviser continues to provide certain accounting services to the Series and the Series reimburse the Investment Adviser for these services.

The table below shows the amounts paid by the Series to State Street and to the Investment Adviser for the periods indicated:

	Fiscal Year Ended December 31, 2002	Fiscal year ended December 31, 2001		Fiscal year ended December 31, 2000
Master S&P 500 Index Series
Paid to State Street**	$317,347	$326,238	*	N/A
Paid to the Investment Adviser	$41,620	$147,644		$772,542
Master Small Cap Index Series
Paid to State Street**	$32,727	$34,658	*	N/A
Paid to the Investment Adviser	$4,759	$20,356		$60,596
Master Aggregate Bond Index Series
Paid to State Street**	$102,910	$226,103	*	N/A
Paid to the Investment Adviser	$13,588	$32,135		$146,598
Master International Index Series
Paid to State Street**	$33,295	$5,795	*	N/A
Paid to the Investment Adviser	$3,694	$953		$28,144

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.
**	For services provided to the Series and the Funds.

Distribution Expenses.    The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Funds (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Board of Directors of the Corporation has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Corporation, the Investment Adviser, the Administrator and Distributor (the “Code of Ethics”). The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PURCHASE OF SHARES

Reference is made to “Your Account—How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the purchase of Fund shares.

Shares.    Each Fund offers two classes of shares, Class A shares and Class I shares. Class A shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. Class I shares of each Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of each Fund is limited to certain eligible investors.

Class I shares of a Fund are offered to a limited group of investors who participate in certain investment programs which charge a fee for participation, including the Merrill Lynch Mutual Fund Advisor Program. In addition, Class I shares are offered to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised funds, including the Corporation. Certain employer sponsored retirement or savings plans, including eligible 401(K) plans, may purchase Class I shares of the Funds provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. In addition, plans maintained by a labor union for the benefit of union members may purchase Class I shares if the plans maintained by such union commit to purchase Class I shares of any Fund having a value of at least $7.5 million at the time of purchase. For more information about these programs, contact the Transfer Agent at 1-800-MER-FUND.

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of each Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to each Fund not later than 30 minutes after the close of business on the NYSE.

Each Fund or the Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Account Maintenance Plan

Reference is made to “Key Facts—Fees and Expenses” in the Prospectus for certain information with respect to the account maintenance plan for Class A shares pursuant to Rule 12b-1 under the Investment Company Act (the “Account Maintenance Plan”) with respect to the account maintenance fees paid by each Fund to the Distributor with respect to Class A shares of such Fund.

Pursuant to the Account Maintenance Plan, the Class A shares of each Fund pay the Distributor an ongoing account maintenance fee, accrued daily and paid monthly, at the annual rate of 0.25% on the average daily net assets attributable to such shares in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary for providing account maintenance services in respect of the Class A shares of each Fund. Class A shares of each Fund have exclusive voting rights with respect to the Account Maintenance Plan pursuant to which account maintenance fees are paid.

The Funds’ Account Maintenance Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of the Account Maintenance Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Account Maintenance Plan to the Funds and their Class A shareholders. The Account Maintenance Plan further provides that, so long as the Account Maintenance Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Account Maintenance Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Account Maintenance Plan will benefit each Fund, and its Class A shareholders. The Account Maintenance Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors, or with respect to any Fund, by the vote of the holders of a majority of the outstanding Class A shares of the Fund. The Account Maintenance Plan cannot be amended to increase materially the amount to be spent by the Class A shares of a Fund without shareholder approval, and all material amendments are required to be approved by the vote of a majority of Directors and a majority of the non-interested Directors who have no direct or indirect financial interest in the Account Maintenance Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Account Maintenance Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Account Maintenance Plan or such report, the first two years in an easily accessible place.

Among other things, the Account Maintenance Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. For the fiscal year ended December 31, 2002, the S&P 500 Index Fund, Small Cap Index Fund, Aggregate Bond Index Fund and the International Index Fund paid the Distributor $1,760,483, $100,058, $147,152 and $147,509, respectively, pursuant to the Account Maintenance Plan (based on average daily net assets subject to such Class A Account Maintenance Plan of approximately $704.2 million, $40.0 million, $58.9 million and $59.0 million, respectively), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares.

REDEMPTION OF SHARES

Reference is made to “Your Account—How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

Each Fund is required to redeem all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. Merrill Lynch reserves the right to terminate any account engaging in market-timing mutual funds. For the purposes of this policy, “market-timing” involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

In addition, the Directors may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including each Fund, upon written notice to shareholders.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption requests must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments generally will be mailed within seven days of receipt of a proper notice of redemption.

At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

Each Fund also will repurchase shares through a selected securities dealer or other financial intermediary. The Funds normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund. Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Corporation reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem shares as set forth above.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account—How Shares are Priced” in the Prospectus.

The net asset value of the shares of the Funds is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the Fund’s proportionate interest on the net assets of the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund by the total number of shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and Distributor and the fees payable indirectly by the Series of the Trust to the Investment Adviser, are accrued daily.

A Series’ portfolio securities that are traded on stock exchanges (including NASDAQ National) are valued at the last sale price or official close price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Trustees. Portfolio securities that are traded both in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available ask price. When the Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Trustees, including valuations furnished by a pricing service retained by the Trust. Such valuations and procedures will be reviewed periodically by the Trustees. Generally, trading in foreign securities, as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Series’ shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Series’ net asset value. If events (e.g. a company announcement, market volatility or a natural disaster) that are expected to materially affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined by the Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees.

Each investor in the Trust may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Funds’) interest in a Series will be determined after the close of business on the NYSE by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Series. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE on the next determination of net asset value of the Series.

Computation of Offering Price Per Share

The offering price for Class A and Class I shares of each Fund based on the value of each Fund’s net assets as of December 31, 2002, is calculated as follows:

S&P 500 Index Fund

	Class A*	Class I*
Net Assets	$648,568,914	$931,917,385

Number of Shares Outstanding	60,355,947	86,589,397

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	10.75/$10.75	10.76/$10.76

Small Cap Index Fund
	Class A*	Class I*
Net Assets	$34,307,307	$30,938,292

Number of Shares Outstanding	4,140,487	3,734,980

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	8.29/$8.29	8.28/$8.28

Aggregate Bond Index Fund
	Class A*	Class I*
Net Assets	$61,028,431	$360,991,257

Number of Shares Outstanding	5,570,290	32,955,160

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	10.96/$10.96	10.95/$10.95

International Index Fund
	Class A*	Class I*
Net Assets	$62,309,907	$19,770,311

Number of Shares Outstanding	8,825,472	2,791,865

Net Asset Value Per Share (net assets divided by number of shares outstanding) and Offering Price	7.06/$7.06	7.08/$7.08

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Because the Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Trust does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive trade execution rates, the Series do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Trust. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. This includes commissions paid on riskless principal transactions under certain circumstances. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Series commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Series may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees and subject to best execution, the Investment Adviser may consider sales of shares of a Series as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series; however, whether or not a particular broker or dealer sells shares of the Series neither qualifies nor disqualifies such broker or dealer to execute transactions for the Series.

The Trust anticipates that their brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting their portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Trust’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets. Because the shares of the Series are redeemable on a daily basis in U.S. dollars, the Series intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Information about the brokerage commissions paid by the Trust, including commissions paid to Merrill Lynch, is set forth in the following table:

	Brokerage Commissions Paid
Period	Master S&P 500 Index Series	Master Small Cap Index Series	Master Aggregate Bond Index Series	Master International Index Series (GDP weighted)	Master International Index Series
For the fiscal year ended December 31, 2000*. . . . . . . . . . . . . . . . . . . . ..	$71,466	$47,880	$0	$70,224	$11,665
For the fiscal year ended December 31, 2001**. . . . . . . . . . . . . . . . . . . . ..	$90,754	$100,123	$0	N/A	$72,458
For the fiscal year ended December 31, 2002***. . . . . . . . . . . . . . . . . . . ..	$165,899	$60,384	$10,857	N/A	$39,313

*	The Master Small Cap Index Series paid $51 in brokerage commissions to Merrill Lynch and each of Master S&P 500 Index Series, Master Aggregate Bond Index Series and Master International Index Series paid no brokerage commissions to Merrill Lynch.
**	No Series paid any brokerage commissions to Merrill Lynch.
***	The Master S&P 500 Index Series paid $862, the Master Small Cap Index Series paid $12, the Master International Index Series paid $51 in brokerage commissions to Merrill Lynch, and Master Aggregate Bond Index Series paid no brokerage commissions to Merrill Lynch.

For the fiscal year ended December 31, 2002, the brokerage commissions paid to Merrill Lynch represented, in the aggregate 0.33% of the aggregate brokerage commissions paid by the Trust and involved 0.23% of the Trust’s dollar amount of transactions involving payment of commissions during the year.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies—Investment Restrictions.”

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2002 and 2001, respectively, the lending agent received $139,241 and $0 in securities lending agent fees from the Trust. In connection with securities lending activities, the lending agent may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Trust may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Trust acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Trust’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trust. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Trustees have considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Funds offer a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account, or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary would be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in a Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. There may be fees associated with investing through these plans. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of ROTH IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, each Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. An investor that maintains a CMA® account may arrange to have periodic investments of amounts of $100 or more ($1 or more for retirement accounts), made in a Fund through the CMA® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested in additional full and fractional shares of the Funds. Such reinvestment will be at the net asset value of shares of a Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends.

Shareholders may, at any time elect to have subsequent dividends paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account of Class I or Class A shares by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Funds. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, a Fund, the Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third, or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

Capital gains and ordinary income received in each of the retirement plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to ROTH IRA plans and education savings plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

DIVIDENDS AND TAXES

Dividends

The Corporation intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid at least annually with respect to each of the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund. Dividends with respect to the Aggregate Bond Index Fund are declared daily and paid monthly. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages or its ordinary income and capital gains be distributed during the calendar year. For information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Funds, see “Shareholder Services—Automatic Dividend Reinvestment Plan.”

Taxes

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund so qualifies, a Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Funds intend to distribute substantially all of such income and gains.

In order to so qualify, the Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, not more than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have not more than 25% of the value of its assets invested in the securities (other than those of U.S. government or of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. For purposes of determining its distribution requirements, each Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term gains over short-term capital losses (including gains or losses from certain futures, forwards and options), (“capital gain dividends”) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum capital gains rate for individuals generally is 20%. Any loss upon the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Long-term capital gains derived by individuals are taxable at lower maximum tax rates. Generally not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends.

Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the S&P 500 Index Fund and Small Cap Index Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Funds will allocate dividends eligible for the dividends received deduction between the Class A and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. Dividends paid by the Aggregate Bond Index Fund and the International Index Fund generally will not be eligible for the dividends received deduction. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

A loss realized on a sale of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities or contingent payment and inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the International Index Fund and the Aggregate Bond Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Index Fund may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. The International Index Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The International Index Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on reportable dividends, capital gains dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell options and futures and the International Index Series may, in addition, engage in forward foreign exchange transactions and currency swaps. Options, forward foreign exchange and futures contracts held by a Fund that are “Section 1256 contracts” will be “marked to market” for federal income tax purposes at the end of each taxable year, i.e., each such contract will be treated as sold for its fair market value on the last business day of the taxable year. In general, unless such contract is a forward foreign exchange contract, or is a listed non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Any net mark-to-market gains realized by a Fund may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. The mark-to-market rules, however, will not apply to certain transactions entered into by a Fund primarily to reduce currency fluctuation risk.

Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Fund from options (other than options that are section 1256 contracts) purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether a Fund held the particular option for more than one year.

Code Section 1259 will require the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s transactions in options and futures contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. The straddle rules may apply to replace some amount of long-term capital gain realized by a Fund with short-term capital gain taxable as ordinary income when distributed to shareholders. In addition, a Fund will be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions. In addition, Code Section 1091, which deals with “wash sales,” may cause a Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes.

Special Rules for Certain Foreign Currency Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether a Series qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to a Series.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts,” swap contracts, and options (other than listed  non-equity options) will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Series may elect capital gain or loss treatment for such forwards, futures and options. A forward foreign exchange contract that is a section 1256 contract will be marked-to-market, as described above. However, the character of gain or loss from such a contract generally will be ordinary under Code Section 988. In the case where a Fund elects to treat the gain or loss from such contract as capital gain or loss, such gain or loss will be 60% long-term and 40% short-term capital gain or loss. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be treated as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset).

The Series

Based on an IRS pronouncement of general application, each Fund as a partner in a Series will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. If, however, any of the applicable tax provisions or facts upon which such pronouncement is premised change in any material respect, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Funds’ investments from the Series and to retain an investment adviser to manage the Funds’ assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends, as well as redemption proceeds and gains on the sale of shares in a Fund may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes, including estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A and Class I shares of each Fund in accordance with formulas specified by the Commission. Aggregate Bond Index Fund may also, from time to time, quote yield.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, and assuming complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the he reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

Set forth in the tables below is total return information, before and after taxes, and yield information (for Aggregate Bond Index Fund) for the Class A and Class I shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment. Prior to April 14, 2003, Class A shares were designated Class I and Class I shares were designated Class A.

Merrill Lynch S&P 500 Index Fund

Period	Class A Shares	Class I Shares

	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2002	-22.62%	-22.51%
Five Years Ended December 31, 2002	-1.21%	-0.98%
April 9, 1997 (commencement of operations) to December 31, 2002	3.64%	3.89%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2002	-22.96%	-22.92%
Five Years Ended December 31, 2002	-1.78%	-1.64%
April 9, 1997 (commencement of operations) to December 31, 2002	2.86%	3.01%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2002	-13.89%	-13.82%
Five Years Ended December 31, 2002	-1.08%	-0.93%
April 9, 1997 (commencement of operations) to December 31, 2002	2.73%	2.89%

Merrill Lynch Small Cap Index Fund

Period	Class A Shares	Class I Shares

	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2002	-20.75%	-20.61%
Five Years Ended December 31, 2002	-1.81%	-1.58%
April 9, 1997 (commencement of operations) to December 31, 2002	2.59%	2.83%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2002	-20.95%	-20.90%
Five Years Ended December 31, 2002	-3.56%	-3.42%
April 9, 1997 (commencement of operations) to December 31, 2002	0.80%	0.93%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2002	-12.74%	-12.65%
Five Years Ended December 31, 2002	-1.94%	-1.81%
April 9, 1997 (commencement of operations) to December 31, 2002	1.54%	1.68%

Merrill Lynch Aggregate Bond Index Fund

Period	Class A Shares	Class I Shares

	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2002	9.61%	9.78%
Five Years Ended December 31, 2002	6.94%	7.19%
April 3, 1997 (commencement of operations) to December 31, 2002	7.67%	7.92%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2002	7.56%	7.63%
Five Years Ended December 31, 2002	4.58%	4.72%
April 3, 1997 (commencement of operations) to December 31, 2002	5.25%	5.40%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2002	5.84%	5.94%
Five Years Ended December 31, 2002	4.37%	4.51%
April 3, 1997 (commencement of operations) to December 31, 2002	4.95%	5.09%
	Yield
30 days ended December 31, 2002	3.31%	3.56%

Merrill Lynch International Index Fund

Period	Class A Shares	Class I Shares

	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2002	-16.21%	-16.06%
Five Years Ended December 31, 2002	-2.74%	-2.51%
April 9, 1997 (commencement of operations) to December 31, 2002	-1.04%	-0.80%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2002	-16.67%	-16.61%
Five Years Ended December 31, 2002	-4.22%	-4.06%
April 9, 1997 (commencement of operations) to December 31, 2002	-2.51%	-2.34%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2002	-9.80%	-9.71%
Five Years Ended December 31, 2002	-2.33%	-2.18%
April 9, 1997 (commencement of operations) to December 31, 2002	-1.03%	-0.87%

Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return and yield will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and investor’s shares, when redeemed, may be worth more or less than their original cost.

Each Fund will generally compare its performance to the index it attempts to replicate. A Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News and World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performances of the Fund and the index, such as standard deviation and beta. From time to time, a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

Each Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on October 25, 1996. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Class A and Class I shares for each of Small Cap Index Fund, Aggregate Bond Index Fund and International Index Fund and 250,000,000 shares each of Class A and Class I of S&P 500 Index Fund. Class A and Class I shares of a Fund represent interests in the same assets of the Series and are identical in all respects except that the Class A shares bear certain expenses related to the account maintenance associated with such shares. Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of each Fund have equal voting rights, except that each Fund has exclusive voting rights to matters affecting only such Fund, and except that as noted above, Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Class A and Class I Common Stock is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Class A shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.

The Trust consists of nine Series and is organized as a Delaware statutory trust. Whenever a Fund is requested to vote on a fundamental policy of a Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by such Fund’s shareholders.

Independent Auditors

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Corporation and the Trust. The independent auditors are responsible for auditing the annual financial statements of the Funds.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Funds.

Custodian

Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as custodian of the assets of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series. The J.P. Morgan Chase Bank, (“JP Morgan Chase”), 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as the custodian of the assets of Master International Index Series. Under its contract with the Trust, JP Morgan Chase is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by Master International Index Series to be held in its offices outside the United States and with certain foreign banks and securities depositories. Each custodian is responsible for safeguarding and controlling the Series’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Series’ investments. The Funds have implemented self-custody procedures, pursuant to which each Fund’s holdings of the applicable Series are custodied with the Series’ Transfer Agent.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Transfer Agent of the Corporation. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account—How to Buy, Sell and Transfer Shares” in the Prospectus.

To facilitate custody of each Fund’s interests in the applicable Series without the need of a separate custodian for the Funds, the Trust has appointed the Transfer Agent as the transfer agent for the underlying Series in which the Funds invest.

Legal Counsel

Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel for the Corporation and the Trust.

Reports to Shareholders

The fiscal year of the Funds ends on December 31 of each year. The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Funds at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Corporation, on its own behalf and on behalf of the Funds, the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Corporation and the Funds at any time or to grant the use of such name to any other company, and the Corporation, on its own behalf and on behalf of the Funds, has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of April 4, 2003:

Aggregate Bond Index Fund
Piedmont Liability Trust	800 Scudders Mill Road Plainsboro, NJ 08536	20.13% of Class A

International Index Fund
Merrill Lynch Trust Co., Fsb (1) Trustee FBO Svgs. Plan For EES of American Water Works	800 Scudders Mill Road Plainsboro, NJ 08536	6.24% of Class I

Merrill Lynch Trust Co., Fsb (1) Trustee FBO Coca Cola Stock Fund — Unitized Account	800 Scudders Mill Road Plainsboro, NJ 08536	5.94% of Class I

Ml Def Comp Hedge-475(B)(1)(C) 1.1221-2(E) and 1.446-4(D)	800 Scudders Mill Road Plainsboro, NJ 08536	5.64% of Class I

Nextgen 100 Equity Portfolio Maine College Savings Plan Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	16.02% of Class A

MLIM Portfolio 2014 Finance Authority OF Maine	800 Scudders Mill Road Plainsboro, NJ 08536	13.20% of Class A

MLIM Equity Portfolio Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	11.62% of Class A

MLIM 75% Equity Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	9.49% of Class A

Nextgen Portfolio 2014 Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	8.46% of Class A

Nextgen 75 Equity Portfolio Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	7.30% of Class A

S&P 500 Index Fund
Wells Fargo Bank, N.A. TTEE Safeway Inc 401(K) Plan	800 Scudders Mill Road Plainsboro, NJ 08536	15.39% of Class I

Small Cap Index Fund
Merrill Lynch Trust Co., FSB (1) Trustee FBO Coca Cola Stock Fund — Unitized Account	800 Scudders Mill Road Plainsboro, NJ 08536	6.91% of Class I

Merrill Lynch Trust Co., FSB (1) Trustee FBO Dyno Nobel Inc & Sub. Tax-Favored Ret. Svgs	800 Scudders Mill Road Plainsboro, NJ 08536	5.42% of Class I

(1)	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

FINANCIAL STATEMENTS

The Funds’ and Series’ audited financial statements are incorporated in this Statement of Additional Information by reference to their 2002 Annual Reports. You may request a copy of the Annual Reports at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Code # 19004-04-03

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number	Description

1(a)	—Articles of Incorporation of Registrant.(1)
1(b)	—Articles of Amendment.(2)
1(c)	—Articles Supplementary.*
1(d)	—Articles of Amendment.*
2	—By-Laws of Registrant.(1)
3	—Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.(3)
4	—Not Applicable.
5	—Form of Amended and Restated Distribution Agreement between Registrant and FAM Distributors, Inc.(9)
6	—None.
7	—Not Applicable.
8(a)	—Form of Administration Agreement between Registrant and Merrill Lynch Investment Managers, L.P. (formerly known as Merrill Lynch Asset Management, L.P.)(3)
8(b)	—Form of Amendment No. 1 Administration Agreement between Registrant and Merrill Lynch Investment Managers, L.P. (formerly known as Merrill Lynch Asset Management, L.P.)(6)
8(c)	—Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(10)
8(d)	—License Agreement relating to Use of Name between Merrill Lynch & Co., Inc. and Registrant.(3)
8(e)

—Form of Fee Waiver Agreement by and among the Registrant, Fund Asset Management L.P., Merrill Lynch Investment Managers, L.P. (formerly known as Merrill Lynch Asset Management L.P.) and Quantitative Master Series Trust (formerly known as Index Master Series Trust).(6)

8(f)	—Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(7)
9	—Opinion and consent of Shearman & Sterling, counsel for the Registrant.(10)
10(a)	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.*
10(b)	—Consent of Shearman & Sterling, counsel for the Registrant.*
11	—None.
12	—Certificate of Merrill Lynch Asset Management.(3)
13	—Second Amended and Restated Account Maintenance Plan of the Registrant.*
14(a)	—Amended and Restated Rule 18f-3 Plan.*
14(b)	—Form of Power of Attorney.(9)
14(c)	—Form of Power of Attorney.(9)
14(d)	—Power of Attorney.(10)
15	—Not Applicable.
16	—Code of Ethics.(8)

*	Filed herewith.
(1)	Incorporated by reference to identically numbered Exhibit to Registrant’s initial Registration Statement on Form N-1A (File No. 333-15265).
(2)	Incorporated by reference to identically numbered Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(3)	Incorporated by reference to the corresponding exhibit number in Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-15265) as set forth below:

Exhibit Number	Incorporated by Reference to Exhibit Number
3	4
5	6
7(a)	8	(a)
7(b)	8	(b)
8(a)	9	(a)
8(c)	9	(b)

Exhibit Number	Incorporated by Reference to Exhibit Number
8(d)	9	(c)
9	10
12	13
13	15
14(b)	17	(b)

(4)	Incorporated by reference to exhibit number 15(c) in Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(5)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(6)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(7)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A (File Nos. 33-10794 and 811-4934).
(8)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A (File No. 333-56203).
(9)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).
(10)	Incorporated by reference to the corresponding exhibit number in Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-15265).

Item 24.    Persons Controlled by or under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws (the “By-Laws”), Section 9 of the Distribution Agreement and Section 2-418 of the Maryland General Corporation Law.

Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

The Registrant has purchased an insurance policy insuring its officers and Directors against liabilities, and certain costs of defending claims against such officers and Directors, to the extent such officers and Directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

Article IV of the Administration Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Investment Managers, L.P.) (“MLIM”) (Exhibit 8(a) to Registrant’s Registration Statement on Form N-1A) limits the liability of MLIM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as a subadviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial

Center, North Tower, 250 Vessey Street, New York, New York 10080. The address of the Fund’s transfer agent Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and Director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2001 for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001, Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Lawrence Haber	Chief Financial Officer	First Vice President and Chief Financial Officer of MLIM; Senior Vice President and Treasurer of Princeton Services, Inc.

Brian A. Murdock	Chief Operating Officer

Executive Vice President of Princeton Services; First Vice President and Chief Operating Officer of MLIM; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia.

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Andrew J. Donohue	General Counsel	General Counsel of MLIM and Princeton Services

Item 27.    Principal Underwriters.

(a) FAMD acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value

Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. The Asset Program, Inc., and Merrill Lynch Principal Protected Trust and FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9011.

(1) Name	(2) Position(s) and Office(s) with the FAMD	(3) Position(s) and Offices(s) with Registrant
Brian A. Murdock	President	None
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer
Robert Harris	Secretary	None

(c) Not Applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management-related service contract.

Item 30.    Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 23rd day of April, 2003.

MERRILL LYNCH INDEX FUNDS, INC. (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
* (Terry K. Glenn)	President (Principal Executive Officer) and Director

* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

* (Donald W. Burton)	Director

* (M. Colyer Crum)	Director

* (Laurie Simon Hodrick)	Director

* (Fred G. Weiss)	Director

*  This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)

April 23, 2003

SIGNATURES

Quantitative Master Series Trust has duly caused this Registration Statement of Merrill Lynch Index Funds, Inc. to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 23rd day of April, 2003.

QUANTITATIVE MASTER SERIES TRUST

/s/    DONALD C. BURKE

By:

(Donald C. Burke, Vice President and Treasurer)

The Registration Statement of Merrill Lynch Index Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

* (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)

* (Donald W. Burton)	Trustee

* (M. Colyer Crum)	Trustee

* (Laurie Simon Hodrick)	Trustee

* (Fred G. Weiss)	Trustee

*  This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ DONALD C. BURKE By: (Donald C. Burke, Attorney-in-Fact)	April 23, 2003

APPENDIX

RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Service Inc.’s (“Moody’s”) Corporate Ratings

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note.    Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

— Leading market positions in well established industries

— High rates of return on funds employed

— Conservative capitalization structures with moderate reliance on debt and ample asset protection

— Broad margins in earnings coverage of fixed financial charges and high internal cash generation

— Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa

An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L

The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR

Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3

Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA

A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A

An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB, B, CCC

Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly B, speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-I+.”

A

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert

Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in default in payment of interest or principal.

DDD, DD, D

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

EXHIBIT INDEX

Exhibits	Description
1(c)	—Articles Supplementary.
1(d)	—Articles of Amendment.
10(a)	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
10(b)	—Consent of Shearman & Sterling, counsel for Registrant.
13	—Second Amended and Restated Account Maintenance Plan of the Registrant.
14(a)	—Amended and Restated Rule 18f-3 Plan.